Exhibit 99.3

Slide 1

Third Quarter 2005 Earnings Call

November 8, 2005 9:00 AM EST

Slide 2

“Forward Looking Statements”

Statements made during this presentation are based on management’s beliefs as well as assumptions made by, and information currently available to management, pursuant to “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. While these statements reflect our best judgment, they are subject to risks and uncertainties that could cause a change in focus and direction. Information concerning some of the factors that could cause actual results to differ materially from those in, or implied by, the forward looking statements are set forth under “Risk Factors” in the Company’s Form 10-K for the period ended December 31, 2004.

Non-GAAP Financial Measure

This presentation contains disclosure of EBITDA, which is a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. A reconciliation of EBITDA to net income available to common stockholder before income taxes, the most directly comparable GAAP financial measure, as well as additional information concerning EBITDA, is included in the exhibits to Global Power Equipment Group’s third quarter earnings release of November 7, 2005. This press release is available at http://www.globalpower.com by accessing Press Releases through the Investor Relations tab.

Slide 3

Bookings & Backlog

1. Third quarter bookings = $109.0 MM

2. 09/30/2005 Backlog = $383.8 MM

-1.2% from 6/30/2005, +24% from 12/31/2004, +76% from 9/25/04

3. Key Initiatives and Developments During the Quarter

Slide 4

Financial Results – 3Q05 vs. 3Q04

In $000s, except per share and % chg

3Q05	3Q04 % Chg
Revenues	$112,858 $59,720 +89.0%
Direct	Costs $97,318 $50,621 +92.2%
Gross	Margin $15,540 $9,099 +70.8%
Gross	Margin Percent 13.8% 15.2% -1.4 pts
Operating	Expenses
G&A	$7,407 $6,084 +21.7%
Other	$4,095 $2,685 +52.5%
Total	Operating Expenses $11,502 $8,769 +31.2%
Operating	Profit $4,038 $330 +1,123.6%
Net	Interest Expense $1,289 $185 +596.8%
Income	Before Income Taxes & Minority Interest $2,749 $145 +1,795.9%
Income	Tax Provision $1,045 $55 +1,800.0%
Income	Before Minority Interest $1,704 $90 +1,793.3%
Minority	Interest $23 $NA—
Net	Income $1,681 $90 +1,767.8%
Diluted	Shares Outstanding 47,301 46,921 +0.8%
EPS	$0.04 $ 0.00 NA
EBITDA	$5,354 $1,440 +271.8%

Slide 5

Financial Results – YTD05 vs. YTD04

In $000s, except per share and % chg

YTD05	YTD04 % Chg
Revenues	$293,831 $171,867 +71.0%
Direct	Costs $256,763 $141,826 +81.0%
Gross	Margin $37,068 $30,041 +23.4%
Gross	Margin Percent 12.6% 17.5% -4.9 pts
Operating	Expenses
G&A	$21,947 $19,507 +12.5%
Other	$11,112 $8,064 +37.8%
Total	Operating Expenses $33,059 $27,571 +19.9%
Operating	Profit $4,009 $2,470 +62.3%
Net	Interest Expense $3,348 $496 +575.0%
Income	Before Income Taxes & Minority Interest $661 $1,974 -66.5%
Income	Tax Provision $251 $750 -66.5%
Income	Before Minority Interest $410 $1,224 -66.5%
Minority	Interest $70 $NA—
Net	Income $340 $1,224 -72.2%
Diluted	Shares Outstanding 47,284 46,869 +0.9%
EPS	$0.01 $0.03 -66.7%
EBITDA	$7,658 $5,243 +46.1%

Slide 6

Financial Results – YTD05 vs.

Pro Forma YTD05 – Including WISG as of 1/1/05

In $000s, except per share

Pro Forma

YTD05	YTD05 Difference
Revenues	$293,831 $346,704 $52,873
Income	Before Income Taxes & Minority Interest $661 $6,669 $6,008
Net	Income $340 $4,009 $3,669
Diluted	Shares Outstanding 47,284 47,284 -
EPS	$0.01 $0.08 $0.08*
EBITDA	$7,658 $14,001 $6,343
*	Figures may not add due to rounding

Slide 7

Financial Results

Segment and Geographic Details

3Q05 vs. 3Q04

In $000s, except % chg

3Q05	3Q04 Change % Chg
Revenues
Heat	Recovery Equipment $63,537 $31,973 $31,564 98.7%
Auxiliary	Power Equipment 20,433 27,747 (7,314) (26.4)%
Industrial	Services 28,888—28,888 N/A
Total	$112,858 $59,720 $53,138 89.0%
United	States and Canada $68,275 $15,096 $53,179 352.3%
Asia	7,267 28,778 (21,511) (74.7)%
Europe	21,103 3,990 17,113 428.9%
Middle	East 6,541 10,005 (3,464) (34.6)%
Mexico	8,180—8,180 N/A
Other	1,492 1,851 (359) (19.4)%
Revenues	YTD05 YTD04 Change % Chg
Heat	Recovery Equipment $146,265 $86,571 $59,694 69.0%
Auxiliary	Power Equipment 82,592 85,296 (2,704) 3.2%
Industrial	Services 64,974—64,974 N/A
Total	$293,831 $171,867 $121,964 71.0%
United	States and Canada $153,568 $65,565 $88,003 134.2%
Asia	38,507 50,176 (11,669) (23.3)%
Europe	47,486 15,445 32,041 207.5%
Middle	East 20,193 37,541 (17,348) (46.2)%
Mexico	28,385—28,385 N/A
Other	5,692 3,140 2,552 81.3%

Slide 8

World Carbon Steel Price

Hot Rolled Plate $ per Metric Ton

800 700 600 500 400 300 200 100 0

1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

MEPS October 2005 report forecasts near stable prices into the third quarter of 2006

MEPS Forecast

The world average flat product price in October was marginally below MEPS September prediction – down $US4 per tonne on the September figure. Gains were made in the US as demand improved and scrap surcharges rose. A decrease was recorded in Asia due to significant oversupply. A small price improvement in the EU was transformed into a slight decrease when converted to US dollar values. The October outturn for long products was in line with MEPS September prediction—$US4 per tonne up on the September figure.

Source: MEPS (International) Ltd. – October 28, 2005

Slide 9

Gross Margin

By Quarter

30% 25% 20% 15% 10% 5% 0%

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q

1999 2000 2001 2002 2003 2004 2005

Long-term Average Range

16% – 19%

13.8%

Average for year 17.9% 17.0% 18.2% 22.4% 27.1% 16.8% 12.6%

Note: Industrial Services segment included beginning in 2Q05. Long-term average represents Auxiliary Power and Heat Recovery segment gross margin.

Slide 10

Historical Backlog

At End of Quarter $ MMs

750 500 250 0

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q

1999 2000 2001 2002 2003 2004 2005

Slide 11

Backlog Quality

as of 9/30/2005 - $383.8 MM

Gross Profit Percent

25% 20% 15% 10% 5% 0%

Worst Quartile 2nd Worst Quartile 2nd Best Quartile Best Quartile

Each quartile represents approximately $96 million of backlog

1%

7%

11%

23%

Slide 12

Revenue

$ MMs

1999 2000 2001 2002 2003 2004 2005E 2006E $275 $417 $724 $587 $264 $234 $410 - $420*

$475 - $500*

*	Estimate provided as of November 7, 2005

Slide 13

Diluted Earnings per Share

1999 2000 2001 2002 2003 2004 2005E 2006E $0.08

$1.05 $1.14 $0.43

($0.02) $0.03 - $0.07(1) $0.17 - $0.22(2)

Notes:

Pro forma results for 2000 and 2001. Due to ownership structure changes, prior periods (‘99) are not comparable. 2004 result includes approximately $0.06 per share of restructuring charges. 2005E figures include Williams Industrial Services Group for 9 months as of April 11, 2005.

(1)	Includes $0.03 of restructuring charges.
(2)	Includes $0.01 of restructuring charges and $0.02 of share-based payment charges.

Estimate provided as of November 7, 2005

Slide 14

Financial Results – Through 3Q05

Cash & Cash Usage

In $000s

FY2002	FY2003 FY2004 FY2005
Beginning	of period cash and restricted cash $2,435 $59,042 $51,315 $98,688
EBITDA	92,936 36,977 3,708 7,658
Other	operating, investing, financing activities 12,123 (9,183) (16,324) (25,708)
Change	in debt (45,556) (35,110) 70,641 1,033
Capital	expenditures (2,896) (411) (1,942) (1,950)
Purchase	of a business, net of cash acquired—- (8,710) (71,451)
Change	in cash 56,607 (7,727) 47,373 (90,418)
Cash	and restricted cash at end of period $59,042 $51,315 $98,688 $8,270
Total	Debt / Net Debt as of:
12/29/01	Total Debt $105,629
Net	Debt 103,194
12/28/02	Total Debt $60,073
Net	Debt 1,031
12/27/03	Total Debt $24,963
Net	Debt (26,352)
12/31/04	Total Debt $95,604
Net	Debt (3,084)
9/30/05	Total Debt $96,637
Net	Debt 88,367

Note: Net Debt is Total Debt less Cash & Cash Equivalents and Restricted Cash. Includes $9.0 million of restricted cash for Senior Convertible Notes as of 12/31/04.

Slide 15

Thank You

For Additional Information Please Contact: Bob Zwerneman Director, Investor Relations Global Power Equipment Group Inc.

(918) 274-2398 bobz@globalpower.com